Prospectus Supplement	July 30, 2021

ALL PUTNAM VARIABLE TRUST FUNDS, EXCLUDING PUTNAM VT GOVERNMENT MONEY MARKET FUND
Effective immediately, the following replaces similar disclosure under the heading “Policy on excessive short-term trading”:

• Account monitoring. In instances where trading records of individual contract holders are made available to Putnam Management, Putnam Management measures excessive short-term trading in the fund by the number of “round trip” transactions within a specified period of time. A “round trip” transaction is defined as a transfer into a fund followed, or preceded, by a transfer out of the same fund. A transfer is defined as a transaction requested by the contract owner to reallocate part or all of their contract value among the funds available in the contract. If Putnam Management’s Compliance Department determines that a contract holder has engaged in excessive short-term trading, Putnam Management will request that the separate account’s financial intermediary issue a written warning to the contract holder. Putnam Management’s practices for measuring excessive short-term trading activity and requesting warnings to be issued may change from time to time. Some types of transactions are exempt from monitoring, including, but not limited to, transfers that are executed automatically pursuant to a company-sponsored contractual or systematic program such as transfer of assets as a result of “dollar cost averaging” programs, asset allocation programs or automatic rebalancing programs. Also exempt are annuity payouts, loans, and systematic withdrawal programs; payment of a death benefit; any deduction of fees; payments such as loan repayments, scheduled contributions, withdrawals or surrenders; or retirement plan salary reduction contributions or planned premium payments.

• Account restrictions. In addition to these monitoring practices, Putnam Management and the fund reserve the right to reject or restrict transfers for any reason. Continued excessive short-term trading activity by a contract holder following a warning may lead to termination of the transfer privilege for that contract holder. Putnam Management may determine that a contract holder’s trading activity is excessive or otherwise potentially harmful based on various factors, including trading history in the fund or other Putnam funds, and may aggregate activity in multiple accounts in the fund or other Putnam funds that Putnam Management believes are under common ownership or control for purposes of determining whether the activity is excessive. If Putnam Management identifies a contract holder engaging in excessive trading, depending on the capabilities of the intermediary, it may revoke certain privileges. Putnam Management may also temporarily or permanently bar the contract holder or insurance company separate account from investing in the fund or other Putnam funds. Putnam Management may take these steps in its discretion even if the contract holder’s activity does not fall within Putnam Management’s current monitoring parameters for the fund.

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